Principal Funds, Inc.
Supplement dated September 16, 2016
to the Statutory Prospectus dated March 1, 2016
(as supplemented on March 9, 2016, March 18, 2016, May 2, 2016, May 31, 2016,
June 17, 2016, June 30, 2016, July 29, 2016, and August 5, 2016)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR SMALLCAP GROWTH FUND I
On or about September 30, 2016, in the Management section, under Sub-Advisors, delete Columbus Circle Investors.

MANAGEMENT OF THE FUNDS
Add the following after the third paragraph under The Manager:
Principal may provide investment advisory services, on a temporary basis, for a portion of the Global Diversified Income Fund by managing one or more portfolios that seek to track the performance of an index related to a particular sector or asset class. Portfolios that are based on an equity index will typically utilize a “replication” method to purchase all the securities in the index, in the approximate proportions as the index. Portfolios that are based on a fixed income index will typically utilize a “sampling” method to purchase a subset of securities in the index that seeks to construct a portfolio of securities with similar risk, return, and other characteristics as the index.
On or about September 30, 2016, under The Sub-Advisors, delete the first paragraph in the Sub-Advisor: Columbus Circle Investors section, and replace with the following:
CCI is the sub-advisor for the LargeCap Growth Fund and the MidCap Growth Fund.

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